Exhibit 99.1

PowerFleet Reports First Quarter 2020 Financial Results

Woodcliff Lake, NJ — May 14, 2020 — PowerFleet, Inc. (Nasdaq: PWFL), a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets, reported results for the first quarter ended March 31, 2020.

Q1 2020 Financial and Operational Highlights

●	Generated $30.8 million in total revenue, including $17.6 million (57% of total revenue) of high margin, recurring and services revenue
●	Produced $2.8 million in operating cash flow
●	Maintained solid liquidity position with $16.6 million in cash and cash equivalents and $24.1 million of working capital
●	Recognized by Department of Homeland Security as key technology supplier, providing continuity of product and services to customers to date

Management Commentary

“Our uninterrupted operational execution in the first quarter is a testament to our organization’s commitment to helping our customers and partners meet the increasing demands and challenges from the global COVID-19 pandemic,” said CEO Chris Wolfe. “While we did see some orders get temporarily postponed in late March, which impacted our results in the period, we were still able to generate $30.8 million in total revenue, $17.6 million in high-margin, recurring and services revenue, and $2.8 million of operating cash flow, demonstrating our business model’s resiliency.

“Recognizing the ongoing uncertainty from the COVID-19 crisis and its effects on the global economy, we enacted several precautionary measures to further ensure our business remains financially secure and our long-term viability remains intact. In March, we implemented a cost savings plan to reduce our operating costs and further optimize our organization. We expect that will begin to see the benefit of these cost saving initiatives starting in the second quarter. These proactive measures coupled with our solid cash and liquidity position give us confidence that we will not only weather this storm but come out stronger when the economy recovers.

“PowerFleet continues to provide the critical customer support during these times to enable our customers to react quickly and safely as they move critical cargo across the globe. Our technology is relied upon by global enterprises across the food distribution supply chain, including Walmart, Nestle, Proctor & Gamble, General Mills, Publix, and Kraft. These companies are the backbone of the U.S. and global food distribution supply chain and we are committed to supporting these critical operations at this time.

“While we have seen some orders temporarily being postponed, we have not had any significant cancellations, which keeps us cautiously optimistic about the deals in our pipeline. One notable win in our first quarter was the world’s largest online retailer, who selected one of our forklift manufacturing partners to deploy our technology at several U.S. sites in the second quarter. We were also selected by one of the world’s largest logistics companies to deploy our industrial mobility solutions in nearly all their U.S. facilities in the second half of 2020. We’re seeing an equal amount of opportunities abroad as well, including a major 3,000-unit tender we won in South Africa and a similar-sized deal in Mexico.

“While these are encouraging trends, we do see the start of our second quarter being impacted by order postponements, but this may change as countries and states open up their economies in May. The proactive cost savings measures we’ve taken in the near-term will allow us to drive our business forward today and the resiliency in our business model and the secular growth drivers ensure that our business is positioned for growth in a post COVID-19 environment.”

First Quarter 2020 Financial Results

Financial results for the quarter ended March 31, 2020 include consolidated results for both I.D. Systems, Inc. and Pointer Telocation Ltd., which was acquired on October 3, 2019. Financial results for the quarter ended March 31, 2019 include only financial results from I.D. Systems, Inc. prior to its acquisition of Pointer Telocation Ltd.

Total revenue increased to $30.8 million from $13.6 million in the same year-ago period. Services revenue was $17.6 million (57.1% of total revenue), compared to $6.4 million (46.7% of total revenue) in the same year-ago period. Product revenue was $13.2 million (42.9% of total revenue), compared to $7.2 million (53.3% of total revenue) in the same year-ago period.

Gross profit increased to $14.9 million (48.3% of total revenue) from $7.0 million (51.6% of total revenue) in the same year-ago period. Service gross profit was $11.0 million (62.3% of total service revenue), compared to $4.0 million (63.0% of total service revenue) in the same year-ago period. Product gross profit was $3.9 million (29.6% of total product revenue), compared to $3.0 million (41.5% of total product revenue) in the same year-ago period.

Selling, general and administrative expenses were $13.4 million, compared to $7.2 million in the same year-ago period. Research and development expenses were $3.2 million, compared to $1.7 million in the same year-ago period. Depreciation and amortization expenses were $1.7 million, compared to $358,000 in the same year-ago period.

Net loss attributable to common stockholders totaled $4.5 million or $(0.16) per basic and diluted share (based on 29.0 million weighted average shares outstanding), compared to net loss of $2.2 million or $(0.12) per basic and diluted share in the same year-ago period (based on 17.6 million weighted average shares outstanding).

Adjusted EBITDA, a non-GAAP metric, totaled $152,000, compared to adjusted EBITDA of $240,000 in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about adjusted EBITDA and its reconciliation to GAAP net income/loss).

At quarter-end, the company had $16.6 million in cash and cash equivalents. The company’s working capital position at quarter-end was $24.1 million.

Investor Conference Call

PowerFleet management will discuss these results and business outlook on a conference call today (Thursday, May 14, 2020) at 8:30 a.m. Eastern time (5:30 a.m. Pacific time).

PowerFleet CEO Chris Wolfe and CFO Ned Mavrommatis will host the call, followed by a question and answer session where sell-side analysts and major institutional shareholders can ask questions.

U.S. dial-in: (877) 307-1379

International dial-in: (443) 877-4066

Passcode: 3798573

The conference call will be broadcast simultaneously and available for replay in the investor section of the company’s website at ir.powerfleet.com.

If you have any difficulty connecting with the conference call, please contact PowerFleet’s investor relations team at (949) 574-3860.

Non-GAAP Financial Measures

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), PowerFleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include adjusted EBITDA and adjusted EBITDA per basic and diluted share. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of PowerFleet’s current financial performance. Specifically, PowerFleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternate to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Because PowerFleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the nearest GAAP measures can be found in the financial tables included in this press release.

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted EBITDA Financial Measures

(Unaudited)

	Three Months Ended
	March 31,
	2019	2020

Net loss attributable to common stockholders	$(2,194,000)	$(4,549,000)
Minority interest	-	(15,000)
Dividends on preferred stock	-	1,123,000
Interest (income) expense, net	(45,000)	735,000
Other (income) expense, net	38,000	(2,000)
Income tax (benefit) expense	-	193,000
Depreciation and amortization	382,000	2,067,000
Stock-based compensation	583,000	1,109,000
Foreign currency translation losses	26,000	(642,000)
Acquisition-related fees	1,449,000	-
Impact of the fair value mark-up of acquired inventory	-	133,000

Adjusted EBITDA	$239,000	$152,000

About PowerFleet

PowerFleet®, Inc. (NASDAQ: PWFL; TASE: PWFL) is a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets such as industrial trucks, tractor trailers, containers, cargo, and vehicles and truck fleets. The company is headquartered in Woodcliff Lake, New Jersey, with offices located around the globe. PowerFleet’s patented technologies address the needs of organizations to monitor and analyze their assets to increase efficiency and productivity, reduce costs, and improve profitability. Our offerings are sold under the global brands PowerFleet, Pointer, and Cellocator. For more information, please visit www.powerfleet.com, the content of which does not form a part of this press release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to PowerFleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond PowerFleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition of Pointer, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for PowerFleet’s products to continue to develop, the possibility that PowerFleet may not be able to integrate successfully the business, operations and employees of I.D. Systems and Pointer, the inability to protect PowerFleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in PowerFleet’s filings with the Securities and Exchange Commission, including PowerFleet’s annual report on Form 10-K for the year ended December 31, 2019. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, PowerFleet. Unless otherwise required by applicable law, PowerFleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

PowerFleet Company Contact

Ned Mavrommatis, CFO

NMavrommatis@powerfleet.com

(201) 996-9000

PowerFleet Investor Contact

Matt Glover

Gateway Investor Relations

PWFL@gatewayIR.com

(949) 574-3860

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations Data

(Unaudited)

	Three Months Ended
	March 31,
	2019	2020
	(Unaudited)	(Unaudited)
Revenue:
Products	$7,249,000	$13,208,000
Services	6,362,000	17,591,000

	13,611,000	30,799,000
Cost of revenue:
Cost of products	4,239,000	9,302,000
Cost of services	2,354,000	6,631,000

	6,593,000	15,933,000

Gross profit	7,018,000	14,866,000

Operating expenses:
Selling, general and administrative expenses	7,201,000	13,408,000
Research and development expenses	1,660,000	3,172,000
Depreciation and amortization expenses	358,000	1,695,000

	9,219,000	18,275,000

Loss from operations	(2,201,000)	(3,409,000)
Interest income	65,000	14,000
Interest expense	(20,000)	145,000
Other expense	(38,000)	2,000

Net loss before income taxes	(2,194,000)	(3,248,000)

Income tax expense	-	(193,000)

Net loss before minority interest	(2,194,000)	(3,441,000)
Minority interest	-	15,000
Preferred stock dividends	-	(1,123,000)

Net loss attributable to common stockholders	$(2,194,000)	$(4,549,000)

Net loss per share - basic and diluted	$(0.12)	$(0.16)

Weighted average common shares outstanding - basic and diluted	17,621,000	29,034,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet Data

	As of
	December 31, 2019	March 31, 2020
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$16,395,000	$16,606,000
Restricted cash	308,000	308,000
Accounts receivable, net	27,016,000	24,880,000
Inventory, net	16,381,000	15,149,000
Deferred costs - current	3,720,000	3,656,000
Prepaid expenses and other current assets	7,370,000	6,703,000

Total current assets	71,190,000	67,302,000

Deferred costs - less current portion	4,810,000	4,061,000
Fixed assets, net	8,240,000	7,166,000
Goodwill	89,068,000	88,871,000
Intangible assets, net	36,639,000	35,272,000
Right of use asset	7,024,000	7,069,000
Severance payable fund	3,530,000	3,368,000
Other assets	2,532,000	2,652,000
	$223,033,000	$215,761,000

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$3,373,000	$3,933,000
Convertible note payable	5,000,000	5,000,000
Accounts payable and accrued expenses	24,880,000	23,128,000
Deferred revenue - current	7,687,000	8,437,000
Lease liability - current	868,000	2,699,000

Total current liabilities	41,808,000	43,197,000

Long-term debt, less current maturities	26,515,000	24,503,000
Deferred revenue - less current portion	8,544,000	7,438,000
Lease liability - less current portion	6,371,000	4,553,000
Accrued severance payable	4,062,000	4,024,000
Deferred tax liability	3,722,000	4,397,000
Other long-term liabilities	438,000	751,000

Total liabilities	91,460,000	88,863,000
MEZZANINE EQUITY
Convertible redeemable Preferred stock: Series A	47,393,000	48,516,000

STOCKHOLDERS’ EQUITY

Total Powerfleet, Inc. stockholders’ equity	84,190,000	78,427,000
Non-controlling interest	(10,000)	(45,000)
Total equity	84,180,000	78,382,000
Total liabilities and stockholders’ equity	$223,033,000	$215,761,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flow Data

(Unaudited)

	Three Months Ended March 31,
	2019	2020

Cash flows from operating activities (net of net assets acquired):
Net loss before minority interest	$(2,194,000)	$(3,441,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Inventory reserve	45,000	63,000
Stock based compensation expense	583,000	1,109,000
Depreciation and amortization	382,000	2,067,000
Right of use asset non-cash lease expense	160,000	731,000
Bad debt expense	72,000	184,000
Deferred income taxes	-	193,000
Change in contingent consideration	20,000	-
Other non-cash items	33,000	(8,000)
Changes in:
Accounts receivable	(3,928,000)	820,000
Inventory	(255,000)	691,000
Prepaid expenses and other assets	141,000	(549,000)
Deferred costs	(834,000)	812,000
Deferred revenue	2,702,000	(924,000)
Accounts payable and accrued expenses	1,653,000	1,694,000
Lease liabilities	(196,000)	(785,000)
Accrued severance payable, net	-	100,000

Net cash used in operating activities	(1,616,000)	2,757,000

Cash flows from investing activities:
Acquisitions	(3,097,000)	-
Proceeds from sale of property and equipment	-	16,000
Capital expenditures	(234,000)	(471,000)
Purchases of investments	(99,000)	-
Proceeds from the sale and maturities of investments	4,638,000	-

Net cash (used in) provided by investing activities	1,208,000	(455,000)

Cash flows from financing activities:
Repayments of long-term debt	-	(479,000)
Short-term bank debt, net	-	104,000
Proceeds from exercise of stock options	-	127,000
Shares withheld pursuant to vesting of restricted stock	(226,000)	(232,000)

Net cash provided by financing activities	(226,000)	(480,000)

Effect of foreign exchange rate changes on cash and cash equivalents	(10,000)	(1,611,000)
Net increase in cash, cash equivalents and restricted cash	(644,000)	211,000
Cash, cash equivalents and restricted cash - beginning of period	10,466,000	16,703,000

Cash, cash equivalents and restricted cash - end of period	$9,822,000	$16,914,000